                                                       PROSPECTUS

                                               AEGON/TRANSAMERICA
                                                     SERIES TRUST

                                                      May 1, 2005

   AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE
                           COMMISSION
       HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
          PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
    ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST -- INITIAL CLASS
Information about each portfolio you               i    Investor Information
should know before investing                            INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                        Subadvised by American Century Global Investment Management,
                                                        Inc.
                                               ACI-1    American Century International
                                                        Portfolio Construction Manager: Morningstar Associates, LLC
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                                        Subadvised by Capital Guardian Trust Company
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                                        Subadvised by ING Clarion Real Estate Securities
                                              CRES-1    Clarion Real Estate Securities
                                                        Subadvised by Great Companies, L.L.C.
                                               GCA-1    Great Companies -- America(SM)
                                               GCT-1    Great Companies -- Technology(SM)
                                                        Subadvised by J.P. Morgan Investment Management, Inc.
                                             JPMEI-1    J.P. Morgan Enhanced Index
                                                        Subadvised by Janus Capital Management LLC
                                               JGR-1    Janus Growth
                                                        Subadvised by Pacific Investment Management Company LLC
                                             PIMCO-1    PIMCO Total Return
                                                        Subadvised by Salomon Brothers Asset Management Inc
                                               SAC-1    Salomon All Cap
                                                        Subadvised by Templeton Investment Counsel, LLC and Great
                                                        Companies, L.L.C.
                                              TGCG-1    Templeton Great Companies Global
                                                        Subadvised by Transamerica Investment Management, LLC
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TVB-1    Transamerica Value Balanced
                                                        Subadvised by Morgan Stanley Investment Management, Inc.
                                             VKAIA-1    Van Kampen Active International Allocation
                                                        Subadvised by Van Kampen Asset Management
                                              VKEG-1    Van Kampen Emerging Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information
[GLOBE ICON]
OVERVIEW
--------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company, to fund the benefits under certain individual flexible premium variable life insurance policies, and individual and group variable annuity contracts.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
[BULLSEYE]

       The chess piece indicates discussion about a portfolio's strategies. [CHESS PIECE]

       The stoplight indicates the risks of investing in a portfolio.
[STOP LIGHT]

[GRAPH]The graph indicates investment performance.

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
[QUESTION]

       The briefcase provides information about portfolio management.
[BRIEF CASE]

       The money sign provides financial information about your portfolio. [DOLLAR SYMBOL]

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIO MAY BE HIGHER OR LOWER THAN THE RESULTS OF THESE PORTFOLIOS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO.

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(AMERICAN CENTURY LOGO)    American Century International
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks capital growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, American Century Global Investment Management, Inc. (ACGIM), seeks to achieve this objective by investing principally in:

 - equity securities of growing foreign companies

The portfolio manager uses a growth investment strategy developed by ACGIM to invest in stocks of companies that it believes will increase in value over time. This strategy looks for companies with earnings and revenue growth. Ideally, the portfolio manager looks for companies whose earnings and revenues are not only growing, but growing at a faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value.

The manager uses a bottom-up approach to select stocks to buy for the portfolio. The manager makes its investment decisions based primarily on the business fundamentals of the individual companies, rather than on economic forecasts or the outlookfor industries or sectors. Themanager tracks financialinformation for thousandsof companies to identifytrends in the companies' earnings and revenues. This information is used to help the portfolio manager select or hold the stocks of companies it believes will be able to sustain their growth and sell the stocks of companies whose growth begins to slow down.

In addition to locating strong companies with earnings and revenue growth, the portfolio manager believes that it is important to diversify the portfolio's holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio manager also considers the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The portfolio manager does not attempt to time the market. Instead, under normal market conditions, the manager intends to keep the portfolio essentially fully invested in stocks regardless of the movement of stock prices generally. When the manager believes it is prudent, the portfolio may invest a portion of its assets in convertible debt securities, short-term securities, equity-equivalent securities, forward currency exchange contracts, non-leveraged futures contracts and other similar securities.

Futures contracts, a type of derivative security, may help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth

                                      ATST
                     ACI- 1 American Century International
stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

CURRENCY RISK

Because the portfolio's foreign investments are generally held in foreign currencies, the portfolio is subject to currency risk, meaning the portfolio could experience gains or losses solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities, tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

                                      ATST
                     ACI- 2 American Century International

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance, which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

[PERFORMANCE GRAPH]

1997                    7.50%
1998                   12.85%
1999                   24.95%
2000                   (14.99)%
2001                   (23.44)%
2002                   (21.18)%
2003                   25.29%
2004                   14.34%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 2, 1997)
                       -------   -------   -----------------
Initial Class           14.34%    (5.98)%         1.36%
Service Class           14.23%      N/A          25.08%
MSCI-EAFE Index         20.70%    (0.80)%         5.21%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio;
    the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)


% of average daily net assets

                                          CLASS OF SHARES
                                       INITIAL       SERVICE
------------------------------------------------------------
Management fees                         0.925%        0.925%
Rule 12b-1 fees                          0.00%(b)     0.250%
Other expenses                          0.170%        0.180%
                                       ---------------------
TOTAL                                   1.095%        1.355%
Expense reduction(c)                     0.00%         0.00%
                                       ---------------------
NET OPERATING EXPENSES                  1.095%        1.355%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.125%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.125%.

                                      ATST
                     ACI- 3 American Century International

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $112     $348      $604      $1,334
Service Class                    $138     $429      $742      $1,629
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net asset: 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: American Century Global Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.50% of the first $250 million of average daily net assets; 0.475% of the next $250 million; 0.45% of the next $500 million; and 0.40% of average daily net assets in excess of $1 billion.

The average daily net assets will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

ACGIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

THE PORTFOLIO MANAGERS ON THE INVESTMENT TEAM ARE:

KEITH CREVELING, CFA, Vice President and Portfolio Manager, has been a member of the team that manages International Growth since May 2002. He joined ACGIM in October 1999, as an analyst. Prior to joining American Century, he was an analyst at Fiduciary Trust Company International from September 1996 to September 1999 and at Brown Brothers Harriman from July 1995 to September 1996.

MICHAEL PERELSTEIN, Vice President and Senior Portfolio Manager, has been a member of the team since joining ACGIM in October 2004. Prior to joining ACGIM, he was Chief Investment Officer and Managing Partner with Ellis Island Partners LLC from May 2002 to October 2004 and Executive Vice President and Head of International Equities with Schroder Investment Management from January 1997 to May 2002. He has a bachelor's degree in economics from Brandeis University, an MA in economics from the University of Chicago and an MBA in finance from the University of Chicago.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     ACI- 4 American Century International

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $ 7.53        $ 0.05           $ 1.03         $ 1.08       $   --      $   --       $   --         $ 8.61
         12/31/2003      6.01          0.04             1.48           1.52           --          --           --           7.53
         12/31/2002      7.65          0.01            (1.63)         (1.62)       (0.02)         --        (0.02)          6.01
         12/31/2001     10.34          0.07            (2.45)         (2.38)       (0.28)      (0.03)       (0.31)          7.65
         12/31/2000     14.28          0.04            (2.15)         (2.11)       (0.19)      (1.64)       (1.83)         10.34
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004      7.52          0.03             1.04           1.07           --          --           --           8.59
         12/31/2003      5.91         (0.02)            1.63           1.61           --          --           --           7.52
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(h)   Total(h)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       14.34 %     $235,949      1.09%     1.09%         0.70 %         125%
                 12/31/2003       25.29        303,527      1.14      1.14          0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
                 12/31/2001      (23.44)        29,985      1.20      1.63          0.78           154
                 12/31/2000      (14.99)        36,651      1.30      1.66          0.29           112
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of the Trust's share classes are as follows:
     Initial Class-January 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, the Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, ratio of net expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                     ACI- 5 American Century International

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)   Asset Allocation -- Conservative Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks current income and preservation of capital.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio seeks to achieve the objective by allocating the portfolio's assets among underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds ("Transamerica IDEX") based on the portfolio's investment objective.

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - It seeks to adjust the allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the portfolio generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and polices, the portfolio may be a significant shareholder in certain underlying portfolios.

(STOPLIGHT ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

Because the portfolio invests substantially all of its assets in underlying portfolios, it will incur its pro rata share of the underlying portfolios' expenses, and will be subject to the effects of business and regulatory developments that affect the underlying portfolios or the investment company industry generally. The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly, to all the risks associated with its underlying portfolios.

These risks include the following:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks held by the underlying portfolios fluctuate in price, the value of your portfolio's investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the

                                      ATST
              AACONP- 1 Asset Allocation -- Conservative Portfolio regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005. [GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of initial class share has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                           22.91%
2004                            9.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (0.17)% Quarter ended  6/30/2004

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2002)
                                 ------   ---------------
Initial Class                     9.71%         7.92%
Service Class                     9.45%        15.95%
Lehman Brothers Aggregate Bond
  Index                           4.34%         6.18%

* Service Class shares commenced operations May 1, 2003.

                                      ATST
              AACONP- 2 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

     SHARE CLASS       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.10%.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
              AACONP- 3 Asset Allocation -- Conservative Portfolio

[QUESTION]
UNDERLYING FUND EXPENSES
------------------------------------------------------
Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

                INITIAL CLASS                   SERVICE CLASS
-------------------------------------------------------------
0.98%                                              1.23%
-------------------------------------------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.53% and 1.46%.

These expense ratios are estimates only, and may vary.

                                      ATST
              AACONP- 4 Asset Allocation -- Conservative Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $11.16         $0.24           $ 0.82         $ 1.06       $(0.03)     $(0.15)      $(0.18)       $12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $11.15         $0.25           $ 0.79         $ 1.04       $(0.01)     $(0.15)      $(0.16)       $12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        9.71 %     $511,683      0.14%     0.14%         2.10%          53%
                 12/31/2003       22.91        453,710      0.13      0.13          0.45           24
                 12/31/2002       (9.10)       169,834      0.19      0.19          1.07           28
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        9.45 %     $ 84,490      0.39%     0.39%         2.19%          53%
                 12/31/2003       17.00         15,030      0.38      0.38          0.03           24
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
              AACONP- 5 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

[MORNINGSTAR LOGO]   Asset Allocation -- Growth Portfolio

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio seeks to achieve the objective by allocating the portfolio's assets among underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds ("Transamerica IDEX") based on the portfolio's investment objective.

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to invest 100% of the portfolio's assets in underlying portfolios that invest primarily in equities.

 - It seeks to adjust the allocations to favor investments in those underlying portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the portfolio generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly to all the risks associated with its underlying portfolios.

STOCKS

While stocks have historically outperformed other investments over the long term, their price tend to go up and down more dramatically over the short term. These price movements may results from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks held by the underlying portfolios fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities (including American Depository Receipts
(ADRs), Global Depository Receipts (GDRs) and European Depository Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

                                      ATST
                 AAGRP- 1 Asset Allocation -- Growth Portfolio

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                    30.80%
2004                                    14.19%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                              SINCE INCEPTION
                                     1 YEAR    (MAY 1, 2002)
                                     ------   ---------------
Initial Class                        14.19%        7.73%
Service Class                        13.90%       24.21%
Wilshire 5000 Total Market Index     10.85%        6.01%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price.
As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                 AAGRP- 2 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

     SHARE CLASS       1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------
Initial Class           $14      $ 45      $ 79       $179
Service Class           $40      $125      $219       $493
------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------
INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.
[QUESTION]
UNDERLYING FUND EXPENSES
-------------------------------------------------------
Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

             INITIAL CLASS                SERVICE CLASS
-------------------------------------------------------
1.09%                                             1.34%
-------------------------------------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.92% and 1.46%.

These expense ratios are estimates only, and may vary.

                                      ATST
                 AAGRP- 3 Asset Allocation -- Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $10.67         $0.05           $ 1.45         $ 1.50       $(0.01)     $(0.10)      $(0.11)       $12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $10.67         $0.03           $ 1.44         $ 1.47       $(0.01)     $(0.10)      $(0.11)       $12.03
           12/31/2003      8.46            --             2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       14.19 %     $759,168      0.14%     0.14%         0.46%          38%
                 12/31/2003       30.80        501,532      0.14      0.14          0.18           18
                 12/31/2002      (18.30)       156,176      0.21      0.21          1.43           20
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       13.90 %     $118,490      0.39%     0.39%         0.29%          38%
                 12/31/2003       26.12         14,893      0.38      0.38          0.03           18
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                 AAGRP- 4 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

[MORNINGSTAR LOGO]   Asset Allocation -- Moderate Portfolio
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation and current income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio seeks to achieve this objective by allocating the portfolio's assets among underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds ("Transamerica IDEX") based on the portfolio's investment objective.

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying portfolios to achieve a mix over time of approximately 50% of assets in equity, 40% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - It seeks to adjust the allocations to favor investments in those portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio will not try to pinpoint the precise moment when a major reallocation should be made. Instead, the portfolio generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly to all the risks associated with its underlying portfolios.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks held by the underlying portfolios fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values


 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions
                                      ATST
                AAMODP- 1 Asset Allocation -- Moderate Portfolio

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges, and the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003                    24.87%
2004                    11.39%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.02)% Quarter ended  3/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  11.39%          7.91%
Service Class                  11.13%         18.33%
Wilshire 5000 Total Market
  Index                        10.85%          6.01%
Lehman Brothers Aggregate
  Bond Index                    4.34%          6.18%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------
When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                AAMODP- 2 Asset Allocation -- Moderate Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.03%      0.04%
                                          ------------------
TOTAL                                       0.13%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.13%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time.
The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                    1         3         5        10
          SHARE CLASS             YEAR      YEARS     YEARS     YEARS
----------------------------------------------------------------------
Initial Class                      $13      $ 42      $ 73      $167
Service Class                      $40      $125      $219      $493
----------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.10%

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
                AAMODP- 3 Asset Allocation -- Moderate Portfolio

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------
Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS                                   SERVICE CLASS
-------------------------------------------------------------
0.95%                                              1.21%
-------------------------------------------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.52% and 1.46%.

These expense ratios are estimates only, and may vary.

                                      ATST
                AAMODP- 4 Asset Allocation -- Moderate Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
-----------------------------------------
The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $10.99         $0.18           $ 1.06         $ 1.24       $(0.03)     $(0.10)      $(0.13)       $12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $10.98         $0.18           $ 1.03         $ 1.21       $   --(h)   $(0.10)      $(0.10)       $12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       11.39 %    $1,405,218     0.13%     0.13%         1.61%          30%
                 12/31/2003       24.87       1,169,496     0.12      0.12          0.39           16
                 12/31/2002      (11.90)        405,684     0.15      0.15          1.03           21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       11.13 %    $  227,221     0.39%     0.39%         1.63%          30%
                 12/31/2003       19.22          28,018     0.37      0.37          0.13           16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year

(h) Less than $0.01

                                      ATST
                AAMODP- 5 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)  Asset Allocation -- Moderate Growth Portfolio
(BULLSEYE ICON)
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio seeks to achieve this objective by allocating the portfolio's assets among underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds ("Transamerica IDEX") based on the portfolio's investment objective.

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying portfolios to achieve a mix over time of approximately 70% of assets in equities, 20% of assets in bonds, and 10% of assets in money market instruments. These percentages may vary at different times.

 - It seeks to adjust the allocations to favor investments in those portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

The portfolio will not try to pinpoint the precise movement when a major reallocation should be made. Instead, the portfolio generally makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving its goal.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying portfolios.

(STOPLIGHT ICON)
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following primary investment risks:

UNDERLYING PORTFOLIOS

The portfolio's ability to achieve its objective depends largely on the performance of the underlying portfolios in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject indirectly to all the risks associated with its underlying portfolios.

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks held by the underlying portfolio fluctuate in price, the value of your investment in the underlying portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
             AAMGP- 1 Asset Allocation -- Moderate Growth Portfolio

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Wilshire 5000 Total Market Index, a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2003...................................  27.17%
2004...................................  13.54%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    12.68%  Quarter ended     6/30/2003
Lowest:     (1.88)% Quarter ended     3/31/2003

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                          SINCE INCEPTION
                                1 YEAR     (MAY 1, 2002)
                                -------   ---------------
Initial Class                     13.54%         8.07%
Service Class                     13.16%        21.34%
Wilshire 5000 Total Market
  Index                           10.85%         6.01%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
             AAMGP- 2 Asset Allocation -- Moderate Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.10%      0.10%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.04%      0.04%
                                          ------------------
TOTAL                                       0.14%      0.39%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.14%      0.39%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.25%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $14      $ 45      $ 79       $179
Service Class                    $40      $125      $219       $493
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.10%.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC (Morningstar), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The portfolio construction manager receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

TODD PORTER, CFA, is Chief Investment Strategist and has been an institutional consultant since 1999. Prior to joining Morningstar, he was a corporate governance consultant for the Gordon Group from 1990 to 1995. He received a B.A. and M.A. in Economics for the University of California, Berkeley (1983) and Harvard University (1985), respectively.

                                      ATST
             AAMGP- 3 Asset Allocation -- Moderate Growth Portfolio

[QUESTION ICON]
UNDERLYING FUND EXPENSES
------------------------------------------------------

Shareholders in the portfolio will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests, including 12b-1 fees.

After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratios of each class of shares of the portfolio (calculated as a percentage of average net assets) are estimated to be as follows:

INITIAL CLASS             SERVICE CLASS
---------------------------------------
1.00%                        1.25%
---------------------------------------

Based on Initial Class expense ratio, the range is generally expected to vary within a range of 0.52% and 1.45%.

These expense ratios are estimates only, and may vary.

                                      ATST
             AAMGP- 4 Asset Allocation -- Moderate Growth Portfolio

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $10.82         $0.13           $ 1.32         $ 1.45       $(0.02)     $(0.07)      $(0.09)       $12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $10.83         $0.12           $ 1.29         $ 1.41       $(0.02)     $(0.07)      $(0.09)       $12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       13.54 %    $1,560,998     0.14%     0.14%         1.15%          30%
                 12/31/2003       27.17       1,166,851     0.12      0.12          0.34           13
                 12/31/2002      (14.80)        396,608     0.15      0.15          1.33           23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       13.16 %    $  272,625     0.39%     0.39%         1.08%          30%
                 12/31/2003       22.10          40,083     0.37      0.37          0.17           13
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
             AAMGP- 5 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earning growth potential that may not be recognized by the market at large.

(CAPITAL GUARDIAN LOGO)  Capital Guardian Global
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio intends to concentrate its investments in such issues, the portfolio may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so. While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.

Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. The portfolio may purchase both "value" and "growth" stocks. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
---------------------------------

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
                                      ATST
                         CGG- 1 Capital Guardian Global

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET RISK

Investments in emerging markets include all of the risks of investments in foreign securities and are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information(SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital
International World Index, a widely
                                      ATST
                         CGG- 2 Capital Guardian Global
recognized unmanaged index of market performance, which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                    47.84%
2000                   (15.42)%
2001                   (10.36)%
2002                   (19.52)%
2003                    37.60%
2004                    10.88%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                            SINCE INCEPTION
                        1 YEAR   5 YEARS   (FEBRUARY 3, 1998)
                        ------   -------   ------------------
Initial Class           10.88%    (1.42)%         5.71%
Service Class           10.60%      N/A          26.04%
Morgan Stanley Capital
  International World
  Index                 15.25%    (2.05)%         4.68%

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-advisor since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

 * Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.99%      0.99%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                           ------------------
TOTAL                                       1.08%      1.33%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.08%      1.33%
-------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their

                                      ATST
                         CGG- 3 Capital Guardian Global
prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $110     $343      $595      $1,317
Service Class                    $135     $421      $729      $1,601
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 1.05% of the first $150 million; 1.00% of assets over $150 million up to $300 million; 0.90% of assets over $300 million up to $500 million; 0.825% of assets over $500 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 1 Market, Steuart Tower, Suite 1800, San Francisco, CA 94105-1209

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.65% of assets up to $150 million; 0.55% over $150 million up to $300 million; 0.45% over $300 million up to $500 million; 0.40% over $500 million up to $1 billion; 0.375% over $1 billion up to $2 billion; and 0.35% in excess of $2 billion.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 1.01% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfoliois managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and portfolio manager of Capital Guardian. He joined the Capital organizationin 1987.

 - DAVID I. FISHER is Chairman of the Board and Director of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVES is a Senior Vice President of Capital Guardian and a portfolio manager with research responsibilities for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is a Director and Senior Vice President of Capital Guardian. She joined the Capital organization in 1991.

 - CHRISTOPHER A. REED is a Vice President of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1994.

 - LIONEL M. SAUVAGE is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE (GENE) STEIN is Vice Chairman, a portfolio manager, and Chairman of the Investment Committee of Capital Guardian Trust Company (CGTC). He manages U.S. and global equity portfolios and serves as Chairman of CGTC's Executive Committee. He also serves as
                                      ATST
                         CGG- 4 Capital Guardian Global

   Chairman of the North American Management Committee for Capital Group International, Inc. He is responsible for the coordination of Capital Guardian's asset allocations. Mr. Stein joined Capital Guardian in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.


[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $11.66        $ 0.08           $ 1.18        $  1.26       $(0.04)     $   --       $(0.04)        $12.88
         12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)         11.66
         12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)          8.49
         12/31/2001     12.06            --            (1.22)         (1.22)          --       (0.27)       (0.27)         10.57
         12/31/2000     15.77          0.02            (2.37)         (2.35)          --       (1.36)       (1.36)         12.06
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $11.66        $ 0.05           $ 1.18        $  1.23       $(0.01)     $   --       $(0.01)        $12.88
         12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --          11.66
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       10.88 %     $409,831      1.10%     1.10%         0.65 %          23%
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
                 12/31/2001      (10.36)        44,477      1.34      1.35          0.03            45
                 12/31/2000      (15.42)        50,351      1.28      1.30          0.08           303
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       10.60 %     $  5,832      1.35%     1.35%         0.38 %          23%
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-February 3, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                         CGG- 5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.
---------------------
MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is the total value of a company's stock in the marketplace and is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Generally, large-cap companies have market capitalizations in excess of $5 billion; mid-cap companies have market capitalizations ranging from $1.5 billion to $5 billion; and small-cap companies have market capitalizations ranging from $150 million to $1.5 billion.

[CAPITAL GUARDIAN LOGO]  Capital Guardian Value
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for anygiven sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and

                                      ATST
                         CGV- 1 Capital Guardian Value
economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risk."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.(SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                      34.59%
1996                                      23.84%
1997                                      24.81%
1998                                       7.56%
1999                                      (3.06)%
2000                                       5.57%
2001                                       6.64%
2002                                     (20.70)%
2003                                      34.58%
2004                                      16.70%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                              1 YEAR   5 YEARS   10 YEARS
                              ------   -------   --------
Initial Class                 16.70%    6.99%     11.77%
Service Class                 16.39%     N/A        N/A
Russell 1000 Value
  Index                       16.49%    5.27%     13.82%

*  Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian

                                      ATST
                         CGV- 2 Capital Guardian Value
    has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.92%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.92%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $100 million; 0.80% over $100 million up to $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 1 Market, Steuart Tower, Suite
1800,
San Francisco, CA 94105-1209

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.45% of assets up to $100 million; 0.40% over $100 million up to $500 million; 0.35% over $500 million up to $1 billion; 0.30% over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the

                                      ATST
                         CGV- 3 Capital Guardian Value

Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

- KAREN A. MILLER is a Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

- THEODORE R. SAMUELS is a Director and Senior Vice President of Capital Guardian. He joined the Capital organization in 1981.

- EUGENE P. STEIN is Director, Executive Vice President, and Chairman of the Investment Committee of Capital Guardian with portfolio management responsibilities. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         CGV- 4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $17.56         $0.25           $ 2.65         $ 2.90       $(0.19)     $   --       $(0.19)       $20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
         12/31/2001     17.58          0.16             1.01           1.17        (0.14)      (1.26)       (1.40)        17.35
         12/31/2000     19.99          0.15             0.68           0.83        (0.19)      (3.05)       (3.24)        17.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $17.65         $0.21           $ 2.66         $ 2.87       $(0.15)     $   --       $(0.15)       $20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       16.70 %     $774,182      0.86%     0.86%         1.35%          32%
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
                 12/31/2001        6.64        217,637      0.94      0.95          1.01           55
                 12/31/2000        5.57        182,354      0.91      0.93          0.77           85
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       16.39 %     $ 16,961      1.11%     1.11%         1.11%          32%
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 27, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                         CGV- 5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

[CLARION CRA SECURITIES LOGO]    Clarion Real Estate Securities
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities
(Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, Clarion invests at least 80% of portfolio assets in real estate company securities. A company is considered to be a real estate company if at least 50% of its revenues or at least 50% of the market value of its assets is attributable to the ownership, construction, management or sale of residential, commercial or industrial real estate.

Securities selected by Clarion are purchased and sold based primarily on their dividend discount rates, coupled with its understanding of any critical short-term fundamental factors that might need to be considered in an investment decision. The two fundamental factors focused on are earnings and dividend growth. In order to obtain projections of these factors, Clarion analysts build detailed models which take into account other factors including funds from operations (FFO) sales margins and FFO multiples, that ultimately determine an individual company's cost of capital.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit certificates, and collateralized mortgage obligations, or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLIGHT ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

                                      ATST
                     CRES- 1 Clarion Real Estate Securities

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks may include:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE (1)
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Wilshire Real Estate Securities Index, a widely recognized unmanaged indexes of market performance, which measures the performance of publicly traded real estate securities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or
                                      ATST
                     CRES- 2 Clarion Real Estate Securities
deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

1999                                     (3.77)%
2000                                     29.62%
2001                                     11.05%
2002                                      3.60%
2003                                     35.74%
2004                                     32.86%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:    (9.17)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                           SINCE INCEPTION
                       1 YEAR    5 YEARS    (MAY 1, 1998)
                       -------   -------   ---------------
Initial Class            32.86%   21.88%         12.56%
Service Class            32.50%     N/A          37.75%
Wilshire Real Estate
  Securities Index       34.81%   22.32%         13.14%

 * Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                           ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $113     $353      $612      $1,352
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716
                                      ATST
                     CRES- 3 Clarion Real Estate Securities

ADVISORY FEE: As a percentage of average daily net assets -- 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities, 259 N. Radnor-Chester Rd., Ste 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of assets up to $250 million; 0.375% of the next $250 million; 0.35% of the next $500 million; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA AND JOSEPH P. SMITH, CFA, serve as co-portfolio managers of this portfolio. Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion CRA Securities. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc., as an associate in the Real Estate Investment Banking Group.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     CRES- 4 Clarion Real Estate Securities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $15.08         $0.43           $ 4.35         $4.78        $(0.36)     $(0.35)      $(0.71)       $19.15
         12/31/2003     11.41          0.51             3.51          4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65            (0.25)         0.40         (0.13)      (0.07)       (0.20)        11.41
         12/31/2001     10.32          0.56             0.58          1.14         (0.25)         --        (0.25)        11.21
         12/31/2000      8.06          0.59             1.79          2.38         (0.12)         --        (0.12)        10.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $15.37         $0.47           $ 4.36         $4.83        $(0.32)     $(0.35)      $(0.67)       $19.53
         12/31/2003     12.00          0.33             3.13          3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004      32.86%       $396,224      0.86%     0.86%         2.62%           69%
                 12/31/2003      35.74         213,159      0.87      0.87          3.96            78
                 12/31/2002       3.60         124,219      0.98      0.98          5.61           123
                 12/31/2001      11.05          43,611      1.00      1.13          5.25           172
                 12/31/2000      29.62          16,577      1.00      1.71          6.27           291
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004      32.50%       $ 11,771      1.11%     1.11%         2.77%           69%
                 12/31/2003      28.90           1,072      1.13      1.13          3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 1998
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                     CRES- 5 Clarion Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(GREAT COMPANIES, LLC LOGO)    Great Companies -- America(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Large-cap stocks

The portfolio seeks to invest in common stocks of large, established, Unites States based companies. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; be publicly traded; be incorporated in the United States; have been in business for a significant period and survived its founder; have a market cap in excess of $10 billion; be a global company (as defined by the sub-adviser); be engaged in what the sub-adviser considers to be "terrific businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities and generate high returns on invested capital.

The sub-adviser seeks common stocks that have outstanding shareholder returns defined as having outperformed the fund's benchmark over a set period of time. The sub-adviser will use the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as the performance benchmark for the fund.

To determine how to allocate portfolio assets among the "great companies" the sub-adviser has identified, the sub-adviser uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised. Other factors, such as intrinsic value momentum or the company's ability to generate increasing economic profit, are considered in weighing the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its

                                      ATST
                     GCA- 1 Great Companies -- America(SM)
assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.
YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.
[GRAPH ICON]

PAST PERFORMANCE
-----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

2001                                    -22.84%
2002                                    -26.02%
2003                                     22.72%
2004                                      1.72%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.74%  Quarter ended  6/30/2003
Lowest:   (16.25)% Quarter ended  6/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                      1.72%        0.11%
Service Class                      1.46%       10.95%
S&P 500 Composite Stock Price
  Index                           10.87%       (2.29)%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------
When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.09%
                                          ------------------
TOTAL                                       0.86%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15%

                                      ATST
                     GCA- 2 Great Companies -- America(SM)
    of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The
   Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 88     $274      $477      $1,061
Service Class                    $114     $356      $617      $1,363
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets:
0.775% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-adviser fee for this portfolio is:
0.35% of the first $500 million; 0.30% of the next $500 million; and 0.25% in excess of $1 billion less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.
                                      ATST
                     GCA- 3 Great Companies -- America(SM)

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     GCA- 4 Great Companies -- America(SM)

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                                                                            Distributions
                                             Investment Operations              -------------------------------------
                      Net Asset   -------------------------------------------                  From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $ 9.78         $0.07           $ 0.09         $ 0.16       $(0.05)     $  --        $(0.05)       $ 9.89
         12/31/2003      7.88          0.06             1.88           1.94        (0.04)        --         (0.04)         9.78
         12/31/2002      9.96          0.05            (2.11)         (2.06)       (0.02)        --         (0.02)         7.88
         12/31/2001     11.38          0.04            (1.43)         (1.39)       (0.03)        --         (0.03)         9.96
         12/31/2000     10.00          0.04             1.34           1.38           --         --            --         11.38
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $ 9.81         $0.06           $ 0.08         $ 0.14       $(0.03)     $  --        $(0.03)       $ 9.92
         12/31/2003      8.37          0.03             1.41           1.44           --         --            --          9.81
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        1.72 %     $294,213      0.86%     0.86%         0.78%          53%
                 12/31/2003       24.67        229,217      0.85      0.85          0.73           39
                 12/31/2002      (20.69)       233,961      0.88      0.88          0.54           31
                 12/31/2001      (12.20)       152,874      0.89      0.89          0.39           70
                 12/31/2000       13.80         83,121      0.91      0.91          0.52           15
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        1.46 %     $  4,098      1.12%     1.12%         0.59%          53%
                 12/31/2003       17.25            541      1.12      1.12          0.50           39
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                     GCA- 5 Great Companies -- America(SM)

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(GREAT COMPANIES, LLC LOGO)  Great Companies -- Technology(SM)
[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

This portfolio's sub-adviser, Great Companies, L.L.C. (Great Companies), seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks of companies that offer technology or related products and services.

Great Companies generally invests at least 80% of the portfolio's assets in such stocks.

The portfolio seeks to invest in stocks of large, established, United States based companies that rely extensively on technology or communications in their product development or operations, and have benefited from technological progress in their operating history. Stocks for this portfolio are selected by Great Companies from a group of companies that it has identified, in its opinion, as being "great companies."

To be considered a "great company" by the sub-adviser, the sub-adviser will initially determine if a company meets the following criteria: be highly regarded by management experts; strong corporate governance; be incorporated in the United States; have been in business for 15 years or more; have a market cap in excess of $2 billion; be a global company as defined by sub-adviser; be engaged in what the sub-adviser considers to be "terrific technology businesses"; have a "protective barrier" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in the sub-adviser's opinion, "world class management"; and be an innovation-driven company that, in the sub-adviser's opinion, can convert changes into opportunities. The sub-adviser seeks common stocks that have outstanding shareholder returns and have outperformed the fund's benchmark over a set period of time. The sub-adviser will use the NASDAQ 100 Index as the performance benchmark for the portfolio.

To determine which "great company" in which the fund should invest, Great Companies uses intrinsic value investing. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

TECHNOLOGY STOCKS

Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many technology companies have experienced considerable volatility in the past and may do so in the future.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also,
                                      ATST
                    GCT- 1 Great Companies -- Technology(SM) since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risk."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information.(SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance, the NASDAQ 100 Index, a widely recognized unmanaged index of market performance, which tracks the 100 largest stocks listed by the NASDAQ exchange. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                                    -36.94%
2002                                    -38.12%
2003                                     50.95%
2004                                      8.06%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 1, 2000)
                                 ------   ---------------
Initial Class                     8.06%       (16.57)%
Service Class                     7.56%        23.52%
NASDAQ 100 Index                 10.44%       (16.53)%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.
                                      ATST
                    GCT- 2 Great Companies -- Technology(SM)

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.10%
                                          ------------------
TOTAL                                       0.85%      1.15%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.15%
------------------------------------------------------------

 (a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
 (b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
 (c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 87     $271      $471      $1,049
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets -- 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% of the next $250 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA, has served as Executive Vice President of Great Companies since May 2000. He has served as a co-manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995

                                      ATST
                    GCT- 3 Great Companies -- Technology(SM) to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting manager at the firm's Wilton, Connecticut national office.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with Abu Dhabi Investment Authority, in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

Great Companies has provided investment advisory services to various clients since 2000.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    GCT- 4 Great Companies -- Technology(SM)

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
          For the     Net Asset   -------------------------------------------   --------------------------------------   Net Asset
           Period      Value,          Net         Net Realized                  From Net    From Net                     Value,
          Ended(b)    Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
         12/31/2004   of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $ 3.97        $ 0.02           $ 0.30         $ 0.32       $  --        $  --         $  --         $4.29
         12/31/2003      2.63         (0.02)            1.36           1.34          --           --            --          3.97
         12/31/2002      4.25         (0.03)           (1.59)         (1.62)         --           --            --          2.63
         12/31/2001      6.74         (0.03)           (2.46)         (2.49)         --           --            --          4.25
         12/31/2000     10.00         (0.01)           (3.25)         (3.26)         --           --            --          6.74
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $ 3.97        $ 0.02           $ 0.29         $ 0.31       $  --        $  --         $  --         $4.28
         12/31/2003      3.00         (0.02)            0.99           0.97          --           --            --          3.97
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                  For the                      Assets,        to Average       Net Investment
                   Period                      End of        Net Assets(f)     Income (Loss)    Portfolio
                  Ended(b)       Total         Period      -----------------     to Average     Turnover
                 12/31/2004   Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        8.06 %     $209,049      0.85%     0.85%         0.38 %         35%
                 12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
                 12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
                 12/31/2001      (36.94)        56,885      0.99      0.99         (0.66)          75
                 12/31/2000      (32.60)        24,159      1.00      1.05         (0.16)          48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        7.56 %     $  2,324      1.15%     1.15%         0.48 %         35%
                 12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2000
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                    GCT- 5 Great Companies -- Technology(SM)

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(J.P. MORGAN LOGO)    J.P. Morgan Enhanced Index
(BULLSEYE ICON)
OBJECTIVE
---------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESSPIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company.
  The valuation rankings are
  produced with the help of a variety of models that quantify the research team's findings.

- STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - high potential reward compared to potential risk

   - temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term fixed income instruments including:

 - U.S. government securities

 - bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - repurchase agreements

 - short-term bonds and notes with remaining maturities of 13 months or less

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, these prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                      JPMEI- 1 J.P. Morgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other funds that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

                                      ATST
                      JPMEI- 2 J.P. Morgan Enhanced Index

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE  (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell MidCap Value Index, a widely recognized unmanaged index of market performance, which measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1998                   31.39%
1999                   18.16%
2000                   (10.92)%
2001                   (11.98)%
2002                   (24.59)%
2003                   28.94%
2004                   11.02%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                            SINCE INCEPTION
                          1 YEAR   5 YEAR    (MAY 2, 1997)
                          ------   ------   ---------------
Initial Class             11.02%    (3.28)%       6.45%
Service Class             10.71%      N/A        20.12%
Russell Midcap Value
  Index                   23.71%    13.48%       12.95%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                      JPMEI- 3 J.P. Morgan Enhanced Index

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)


% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.75%      0.75%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.06%
                                         ------------------
TOTAL                                      0.80%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.80%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $108     $337      $585      $1,294
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $750 million; 0.70% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 522 Fifth Avenue at 44th Street, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentage for the portfolio is: 0.35% of assets up to $750 million; 0.30% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Terance was a quantitative equity analyst prior to his current position. Terance holds a B.S. in finance and information systems from New York University's Stern School of Business.

CRIS POSADA, CFA, Vice President, is a client portfolio manager in the U.S. Equity Group. An employee since 1997, he is responsible for product management and client servicing across JPM's large cap equity spectrum of products. In addition to his client portfolio management responsibilities, Cris was also Chairman of the domestic (U.S.) proxy voting committee. Prior to joining the U.S. Equity Group, he worked as a request-for-proposal writer and a junior sales person within the Institutional Sales Team. Cris graduated with a B.A. in economics from Columbia University.

                                      ATST
                      JPMEI- 4 J.P. Morgan Enhanced Index

An investment advisory group makes the portfolio's day-to-day investment decisions.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                     Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $12.75         $0.15           $ 1.24         $ 1.39       $(0.10)     $   --        $(0.10)       $14.04
         12/31/2003      9.94          0.10             2.77           2.87        (0.06)         --         (0.06)        12.75
         12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)         --         (0.05)         9.94
         12/31/2001     15.13          0.06            (1.86)         (1.80)       (0.09)         --         (0.09)        13.24
         12/31/2000     18.16          0.07            (1.99)         (1.92)       (0.08)      (1.03)        (1.11)        15.13
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $12.79         $0.17           $ 1.19         $ 1.36       $(0.07)     $   --        $(0.07)       $14.08
         12/31/2003     10.43          0.06             2.31           2.37        (0.01)         --         (0.01)        12.79
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       11.02 %     $231,055      0.80%     0.80%         1.18%          48%
                 12/31/2003       28.94        233,744      0.82      0.82          0.91           52
                 12/31/2002      (24.59)       159,257      0.85      0.85          0.72           56
                 12/31/2001      (11.98)       150,777      0.87      0.87          0.43           56
                 12/31/2000      (10.92)       156,517      0.87      0.87          0.53           68
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       10.71 %     $  6,339      1.06%     1.06%         1.33%          48%
                 12/31/2003       22.71            922      1.06      1.06          0.74           52
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 2, 1997
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                      JPMEI- 5 J.P. Morgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(JANUS LOGO)    Janus Growth
[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Janus Capital Management LLC (Janus), seeks to achieve the portfolio's objective by investing principally in:

 - Equity securities listed on national exchanges or on NASDAQ that the portfolio's manager believes have a good potential for capital growth, some of which may be of foreign issuers

The portfolio's main strategy is to invest its assets in equity securities at times when Janus believes the market environment favors such investing.

The portfolio's manager builds the portfolio one company at a time, emphasizing growth of capital by investing in companies the portfolio's manager believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, the portfolio's manager also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, the portfolio's manager subjects each company to a rigorous "bottom-up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the portfolio.

Although themes may emerge in the portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the portfolio and any income realized on the portfolio's investments is incidental to its objective.

The portfolio's manager may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the portfolio invests principally in equity securities, the portfolio's manager may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the

                                      ATST
                              JGR- 1 Janus Growth
regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities
   transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                              JGR- 2 Janus Growth

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                     47.12%
1996                                     17.96%
1997                                     17.54%
1998                                     64.47%
1999                                     59.67%
2000                                    (28.94)%
2001                                    (28.20)%
2002                                    (29.92)%
2003                                     31.99%
2004                                     15.53%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.08%  Quarter ended  12/31/1999
Lowest:   (31.92)% Quarter ended  9/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                          1 YEAR    5 YEARS    10 YEARS
                          ------    -------    --------
Initial Class             15.53%    (11.43)%    11.31%
Service Class             15.22%       N/A        N/A
S&P 500 Composite
  Stock Price Index       10.87%     (2.30)%    12.06%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)


% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.76%      0.76%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c)Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.85%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purposes of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 84     $262      $455      $1,014
Service Class                    $109     $340      $590      $1,306
---------------------------------------------------------------------

                                      ATST
                              JGR- 3 Janus Growth

(BRIEFCASE ICON)
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.77% over $250 million up to $750 million; 0.75% over $750 million up to $1.5 billion; 0.70% over $1.5 billion up to $3 billion; and 0.675% in excess of $3 billion.

SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, CO 80206

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for this portfolio is: 0.40% of the first $250 million; 0.35% of the next $500 million; 0.30% of the next $750 million; 0.25% of the next $1.5 billion; and 0.225% in excess of $3 billion.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

EDWARD KEELY, CFA, a vice president at Janus, has served as a manager of this portfolio since January 2000. Prior to that date, he served as co-portfolio manager of this portfolio. Prior to joining Janus in 1998, Mr. Keely was a senior vice president of investments at Founders Asset Management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                              JGR- 4 Janus Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                     Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $30.20        $(0.07)         $  4.76        $  4.69       $   --      $    --       $    --       $34.89
         12/31/2003     22.88         (0.08)            7.40           7.32           --           --            --        30.20
         12/31/2002     32.65         (0.09)           (9.68)         (9.77)          --           --            --        22.88
         12/31/2001     47.34         (0.12)          (13.24)        (13.36)          --        (1.33)        (1.33)       32.65
         12/31/2000     78.00         (0.14)          (21.10)        (21.24)       (0.10)       (9.32)        (9.42)       47.34
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $30.15        $(0.14)         $  4.73        $  4.59       $   --      $    --       $    --       $34.74
         12/31/2003     24.83         (0.08)            5.40           5.32           --           --            --        30.15
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       15.53 %    $1,716,298     0.85%     0.86%        (0.22)%         43%
                 12/31/2003       31.99       1,699,707     0.84      0.84         (0.30)          64
                 12/31/2002      (29.92)      1,109,540     0.86      0.86         (0.33)          68
                 12/31/2001      (28.20)      1,892,586     0.89      0.89         (0.33)          60
                 12/31/2000      (28.94)      2,957,087     0.82      0.82         (0.18)          49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       15.22 %    $    2,887     1.10%     1.11%        (0.43)%         43%
                 12/31/2003       21.43             817     1.10      1.10         (0.56)          64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-October 2, 1986
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                              JGR- 5 Janus Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

[PIMCO LOGO]    PIMCO Total Return

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The fund will normally hedge at least 75% of the portfolio's exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or

                                      ATST
                          PIMCO- 1 PIMCO Total Return
otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include:
changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING RISK

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH YIELD DEBT SECURITY RISK

High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high yield securities are not generally meant for short-term investing. When the portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."
                                      ATST
                          PIMCO- 2 PIMCO Total Return

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

(GRAPH ICON)
PAST PERFORMANCE
------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2003                                    4.90%
2004                                    4.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   2.90%  Quarter ended  9/30/2004
Lowest:   (2.13)% Quarter ended  6/30/2004

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                         SINCE INCEPTION
                               1 YEAR     (MAY 1, 2002)
                               ------    ---------------
Initial Class                  4.50%         5.86%
Service Class                  4.22%         3.81%
Lehman Brothers Aggregate
  Bond Index                   4.34%         6.18%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.67%      0.67%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.06%
                                          ------------------
TOTAL                                       0.72%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.72%      0.98%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.20%.

                                      ATST
                          PIMCO- 3 PIMCO Total Return

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 74     $230      $401      $  894
Service Class                    $100     $312      $542      $1,201
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Ste. 300, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The percentages for the portfolio are as follows: 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

Mohamed El-Erian is responsible for the day-to-day management of the portfolio's assets. William H. Gross heads PIMCO's investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

MOHAMED EL-ERIAN is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy group as well as head of the firm's emerging market portfolio management team. He joined the firm in May 1999 having being associated with Salomon Smith Barney/Citibank in London where he was managing director heading the emerging markets economic research team. Dr. El-Erian previously spent 15 years with the IMF, leading policy work on debt and country issues. He has published widely on international economic topics. In March of 2000, Dr. El-Erian was voted one of the "Ten Most Important Executives in LatAm Borrowing" in the poll conducted by Emerging Markets. In February 2003, PIMCO was awarded Global Investor's Award for Investment Excellence in Emerging Market Debt, and in June of 2003 Dr. El-Erian was included in Fortune Magazine's article entitled "The Real Mutual Fund Dream Team." He holds doctorate and master's degrees in economics from Oxford University, having completed his undergraduate degree at Cambridge University. Dr. El-Erian has served on several boards, including the Emerging Market Traders Association and the Emerging Markets Creditors Association. He is also a member of the IMF's Capital Markets Consultative Group.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.
                                      ATST
                          PIMCO- 4 PIMCO Total Return

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------

Initial
  Class  12/31/2004    $10.98         $0.19           $0.29          $0.48        $(0.17)     $(0.17)       $(0.34)        $11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $11.02         $0.17           $0.29          $0.46        $(0.15)     $(0.17)       $(0.32)        $11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       4.50%       $633,493      0.75%     0.75%         1.75%          393%
                 12/31/2003       4.90         552,494      0.75      0.75          2.06           430
                 12/31/2002       6.20         385,405      0.78      0.78          2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       4.22%       $ 14,590      1.01%     1.01%         1.54%          393%
                 12/31/2003       2.14           3,044      0.99      0.99          1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                          PIMCO- 5 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers but must meet federal tax requirements.

(SALOMON LOGO)    Salomon All Cap

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Salomon Brothers Asset Management Inc. (SaBAM), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies SaBAM believes are undervalued in the marketplace. While SaBAM selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

SaBAM employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, SaBAM uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which SaBAM believes will accelerate earnings or improve the value of the company's assets. SaBAM also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, SaBAM looks for:

- Low market valuations measured by SaBAM's valuation models.

- Positive changes in earnings prospects because of factors such as:

- New, improved or unique products and services

- New or rapidly expanding markets for the company's products

 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the fund invests principally in common stocks, the fund may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the

                                      ATST
                             SAC- 1 Salomon All Cap
regulations to which U.S. and foreign issuer markets are subject. These risks include:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance than the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

THIS PORTFOLIO IS NON-DIVERSIFIED.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter

                                      ATST
                             SAC- 2 Salomon All Cap
the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

(GRAPH ICON)
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class Shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Russell 3000 Index, a widely recognized unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2000                                          18.30%
2001                                           2.09%
2002                                         (24.71)%
2003                                          35.15%
2004                                           9.14%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended  6/30/2003
Lowest:   (20.03)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                           SINCE INCEPTION
                       1 YEAR   5 YEARS     (MAY 3, 1999)
                       ------   -------    ---------------
Initial Class           9.14%     6.05%          8.04%
Service Class           8.90%      N/A          22.62%
Russell 3000 Index     11.95%    (1.16)%         0.95%

* Service Class shares commenced operations May 1, 2003.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                             SAC- 3 Salomon All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.06%
                                            ----------------
TOTAL                                       0.83%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                            ----------------
NET OPERATING EXPENSES                      0.83%      1.09%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement in on any month the estimated annualized portfolio operating expenses are less than 0.90%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
---------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% up to $500 million; and 0.70% over $500 million.

SUB-ADVISER: Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, NY 10013

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.30% of the first $20 million of average daily net assets; 0.50% of the next $20 to $100 million of average daily net assets; and 0.40% of average daily net assets over $100 million.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of SaBAM, has managed this fund since May 2002. He has been employed by Citigroup Inc. (or its predecessor firms) since 1983.

SaBAM has provided investment advisory services to various clients since 1987.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             SAC- 4 Salomon All Cap

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $13.06         $0.07           $ 1.12         $ 1.19       $(0.03)     $   --        $(0.03)        $14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
         12/31/2001     12.99          0.19             0.09           0.28        (0.20)      (0.01)        (0.21)         13.06
         12/31/2000     11.18          0.14             1.90           2.04        (0.20)      (0.03)        (0.23)         12.99
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $13.08         $0.06           $ 1.10         $ 1.16       $(0.03)     $   --        $(0.03)        $14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        9.14 %     $611,410      0.87%     0.87%         0.53%           36%
                 12/31/2003       35.15        599,732      0.86      0.86          0.32            17
                 12/31/2002      (24.71)       308,832      0.91      0.91          0.56           134
                 12/31/2001        2.09        287,881      1.00      1.00          1.43            83
                 12/31/2000       18.30         85,730      1.00      1.25          1.11           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        8.90 %     $  7,496      1.13%     1.13%         0.42%           36%
                 12/31/2003       29.12          1,239      1.12      1.12          0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 3, 1999
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                             SAC- 5 Salomon All Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. Securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

[FRANKLIN TEMPLETON INVESTMENTS LOGO]     Templeton Great Companies Global


[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks long-term growth of capital.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's assets are allocated between two sub-advisers, Great Companies, L.L.C. ("Great Companies") and Templeton Investment Counsel, LLC ("Templeton"). Great Companies manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

Great Companies, managing the portfolio's domestic securities, seeks to achieve the portfolio's objective by investing in common stocks of U.S. based companies that meet the Great Companies' screens for either being or becoming a "great company."

Generally, to be considered a "great company" by the sub-adviser, an initial determination is made to see if a company meets the following criteria: be publicly traded; be a global business; be engaged in what Great Companies considers to be a "terrific business"; have "protective barrier(s)" such as superior brand franchises; consider employees to be a company's most valuable asset; have, in Great Companies' opinion, "world class management"; and be an innovation-driven company that, in Great Companies' opinion, can convert changes into opportunities. Companies included in the portfolio may also pass several additional screens Great Companies considers to be paramount in its decision for inclusion to the portfolio's domestic portfolio.

Companies identified by Great Companies for inclusion in the portfolio's domestic portion of the portfolio may fall outside of the initial screening process. The final selection process and the addition of such companies to the portfolio's domestic portion of the portfolio are at the sole discretion of Great Companies irrespective of the stock screening process or methods used.

The allocation of the weightings among securities held in the domestic portion of the portfolio will be driven by two factors: intrinsic value momentum and market price of the domestic stocks in the portfolio relative to their intrinsic values. Intrinsic value is the discounted value of the estimated amount of cash that can be taken out of a business during its remaining life. It is an estimate rather than a precise figure, and changes when interest rates move or when forecasts of future cash flows are revised.

INTERNATIONAL PORTFOLIO

Templeton, when managing the portfolio's international securities, seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have its principal securities trading markets outside the U.S.; or

- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
                                      ATST
                    TGCG- 1 Templeton Great Companies Global

- have a significant portion of their assets outside the U.S.; or

- are linked to non-U.S. dollar currencies; or

- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $2 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and
European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

EMERGING MARKETS RISK
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and

                                      ATST
                    TGCG- 2 Templeton Great Companies Global mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."
                                      ATST
                    TGCG- 3 Templeton Great Companies Global

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005. [GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley Capital International World Index, a widely recognized unmanaged index of market performance, which includes companies representative of the market structure of 21 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1999                    71.10
2000                   (17.55)
2001                   (22.84)
2002                   (26.02)
2003                    22.72
2004

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended  9/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                                  SINCE
                                                INCEPTION
                                               (DECEMBER 3,
                            1 YEAR   5 YEARS      1992)
                            ------   -------   ------------
Initial Class                9.54%    (8.75)%     11.22%
Service Class                9.29%      N/A       20.24%
Morgan Stanley Capital
  International World
  Index                     15.25%    (2.05)%      9.43%

 *  Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio and it employed a different management style; the performance set forth prior to that date is attributable to that firm.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(c)   0.25%
Other expenses                              0.19%      0.18%
                                          ------------------
TOTAL                                       0.94%      1.18%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.18%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 31, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses

                                      ATST
                    TGCG- 4 Templeton Great Companies Global reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 96     $300      $520      $1,155
Service Class                    $120     $375      $649      $1,432
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 million of the portfolio's average daily assets; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% of assets over $1.5 billion.

SUB-ADVISERS: Great Companies, L.L.C., 635 Court Street, Ste. 100, Clearwater, FL 33756 and Templeton Investment Counsel, LLC, 100 Fountain Parkway, St. Petersburg, FL 33716

SUB-ADVISER COMPENSATION: The sub-advisers receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.31% of the first $500 million of the portfolio's average daily net assets, 0.275% of assets over $500 million up to $1.5 billion; and 0.28% of assets over $1.5 billion.

- Templeton receives 0.40% of the first $500 million of the portion of assets that it manages up to $500 million; 0.375% of the average daily net assets of the portfolio for the portion it manages over $500 million up to $1.5 billion; and 0.35% of the average daily net assets of the portfolio for the portion it manages over $1.5 billion.

- Great Companies receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS -- GREAT COMPANIES:

JIM HUGUET has served as Co-CEO, Manager and CIO of Great Companies since May 2000. He has served as co-portfolio manager of the portfolio since its inception. From 1994 until 1998, Mr. Huguet served as Executive Vice President of Information Resources Inc. From 1998 to May 2000, Mr. Huguet served as Director and President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut. In May 2000, Mr. Huguet, together with John R. Kenney and Money Services, Inc., formed Great Companies, L.L.C.

GERRY BOLLMAN, CFA has served as Executive Vice President of Great Companies since May 2000. He has served as a co-portfolio manager of the portfolio since its inception. From 1983 until 1995, Mr. Bollman was Executive Vice President and portfolio manager for Continental Asset Management Corporation in New York City, and was responsible for all equity and venture capital portfolios for that firm. From 1995 to May 2001, Mr. Bollman founded and served as Chairman and Managing Member of Intrinsic Value Associates, LLC, a Chatham, New Jersey based consulting firm that provided portfolio management services and intrinsic value advice to Great Companies, Inc. and then to Great Companies, L.L.C. Mr. Bollman also served as Executive Vice President of Great Companies, Inc., an investment advisory firm registered with the State of Connecticut, from 1999 until May 2000.

MATT STEPHANI, CFA, CPA, has served as Senior Vice President of Great Companies since May 2001. He is responsible for analysis of domestic & foreign securities for Great Companies. From 1995 to May 2001, Mr. Stephani was employed by Deloitte & Touche most recently as an accounting

                                      ATST
                    TGCG- 5 Templeton Great Companies Global manager at the firm's Wilton, Connecticut national office.

Great companies has provided investment advisory services to various clients since 2000.

DEREK HONG, CFA, has served as Senior Vice President and Portfolio Manager since May 2004. He was a Senior Vice President and Portfolio Manager with Peninsula Asset Management in Bradenton, Florida from 2001 to 2004. From 1995 until 2001, he was a Fund Manager with the Abu Dhabi Investment Authority (ADIA), in the United Arab Emirates. From 1993 to 1995, Mr. Hong served as Portfolio Manager and Equity Research Analyst with Davidson Investment Advisors in Great Falls, Montana.

PORTFOLIO MANAGERS -- TEMPLETON.

TINA HELLMER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, at well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was vice president and director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Market Fund and the Evergreen Global opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.
                                      ATST
                    TGCG- 6 Templeton Great Companies Global

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                        -----------------------------------------------------------------------------------------------------------
                                               INVESTMENT OPERATIONS                          DISTRIBUTIONS               NET ASSET
                        NET ASSET   -------------------------------------------   -------------------------------------    VALUE,
            FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                      END
             PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          OF
            ENDED(b)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $16.15        $ 0.14           $ 1.40         $ 1.54       $   --      $   --       $   --        $17.69
           12/31/2003     13.16          0.11             2.88           2.99           --          --           --         16.15
           12/31/2002     18.32          0.09            (4.82)         (4.73)       (0.43)         --        (0.43)        13.16
           12/31/2001     23.97          0.10            (5.57)         (5.47)       (0.18)         --        (0.18)        18.32
           12/31/2000     37.46          0.02            (6.06)         (6.04)       (0.90)      (6.55)       (7.45)        23.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $16.15        $ 0.12           $ 1.38         $ 1.50       $   --      $   --       $   --        $17.65
           12/31/2003     12.97         (0.04)            3.22           3.18           --          --           --         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                 NET       RATIO OF EXPENSES        NET
                                               ASSETS,        TO AVERAGE         INVESTMENT
                  FOR THE                      END OF        NET ASSETS(f)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(b)    RETURN(c)(g)     (000'S)     NET(d)   TOTAL(e)   NET ASSETS(f)     RATE(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        9.54 %    $  642,460     0.95%     0.95%         0.84 %         139%
                 12/31/2003       22.72         634,110     0.94      0.94          0.81           131
                 12/31/2002      (26.02)        635,357     0.92      0.92          0.60            67
                 12/31/2001      (22.84)      1,082,192     0.95      0.95          0.50            83
                 12/31/2000      (17.55)      1,717,573     0.89      0.89          0.06            82
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        9.29 %    $    3,911     1.19%     1.19%         0.73 %         139%
                 12/31/2003       24.52             234     1.19      1.19         (0.39)          131
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-December 3, 1992
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                    TGCG- 7 Templeton Great Companies Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA LOGO)    Transamerica Equity

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes havethe defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management

 - dominance in market share

 - cost production advantages

 - leading brands

 - self-financed growth

 - attractive reinvestment opportunities


While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

                                      ATST
                           TE- 1 Transamerica Equity

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the Performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                     52.84%
1996                                     27.36%
1997                                      46.5%
1998                                     43.28%
1999                                     37.79%
2000                                    (9.68)%
2001                                    (17.63)%
2002                                    (22.24)%
2003                                     31.22%
2004                                     15.81%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended  9/30/2001

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                                   10 YEARS
                              1 YEAR   5 YEARS   OR INCEPTION
                              ------   -------   ------------
Initial Class                 15.81%    2.54%       16.21%
Service Class                 15.62%      N/A       23.18%
S&P 500 Composite Stock
  Price Index                 10.87%    2.30%       10.85%

 *  Service Class commenced operations on May 1, 2003.

 (1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth portfolio of Transamerica Variable Fund, Inc. which has an inception date of December 31, 1980.
[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(A) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.08%
                                          ------------------
TOTAL                                       0.78%      1.05%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.05%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.85%.

                                      ATST
                           TE- 2 Transamerica Equity

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 80     $249      $433      $  966
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 million and 0.70% of assets over $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.35% of assets up to $500 million; and 0.30% of assets over $500 million, less 50% of any amount reimbursed to the portfolio by the Investment Advisor pursuant to the expense limitation.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is President and Chief Investment Officer of TIM. Mr. Rolle manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

KIRK J. KIM, CFA, is a Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining the Transamerica organization, he worked as a Securities analyst for The Franklin Templeton Group. He joined the Transamerica organization in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

EDWARD S. HAN is Vice President and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined the Transamerica organization in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TE- 3 Transamerica Equity

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                      -----------------------------------------------------------------------------------------------------------
                                             INVESTMENT OPERATIONS                          DISTRIBUTIONS
                      NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
          FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
           PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
          ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $18.03        $ 0.09           $ 2.76         $ 2.85       $  --       $   --       $   --        $20.88
         12/31/2003     13.74         (0.02)            4.31           4.29          --           --           --         18.03
         12/31/2002     17.67         (0.04)           (3.89)         (3.93)         --           --           --         13.74
         12/31/2001     21.78         (0.07)           (3.77)         (3.84)         --        (0.27)       (0.27)        17.67
         12/31/2000     26.61         (0.14)           (2.23)         (2.37)         --        (2.46)       (2.46)        21.78
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $17.99        $ 0.09           $ 2.72         $ 2.81       $  --       $   --       $   --        $20.80
         12/31/2003     14.68         (0.04)            3.35           3.31          --           --           --         17.99
---------------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                 NET       RATIO OF EXPENSES        NET
                                               ASSETS,        TO AVERAGE         INVESTMENT
                  FOR THE                      END OF        NET ASSETS(f)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(b)    RETURN(c)(g)     (000'S)     NET(d)   TOTAL(e)   NET ASSETS(f)     RATE(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       15.81 %    $1,229,731     0.81%     0.81%         0.48 %         69%
                 12/31/2003       31.22         640,555     0.78      0.78         (0.11)          19
                 12/31/2002      (22.24)        370,216     0.82      0.82         (0.24)          23
                 12/31/2001      (17.63)        244,735     0.85      0.91         (0.39)          51
                 12/31/2000       (9.69)        254,920     0.85      0.86         (0.60)          38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       15.62 %    $   18,159     1.08%     1.08%         0.49 %         69%
                 12/31/2003       22.55           1,600     1.05      1.05         (0.34)          19
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004, and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                           TE- 4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

(TRANSAMERICA LOGO)    Transamerica Growth Opportunities

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to maximize long-term growth.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small and medium-sized market capitalization whose market capitalization or annual revenues are no more than $5 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - strong potential for steady growth

 - high barriers to competition

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock

                                      ATST
                    TGO- 1 Transamerica Growth Opportunities underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

[GRAPH ICON]
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance, the Russell 2500 Growth Index, a widely recognized unmanaged index of market performance, which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                    TGO- 2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2002                                    (14.31)%
2003                                     31.21%
2004                                     16.63%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                          SINCE INCEPTION
                                 1 YEAR    (MAY 2, 2001)
                                 ------   ---------------
Initial Class                    16.63%        10.99%
Service Class                    16.51%        26.45%
Russell 2500 Growth Index        14.59%         3.84%

 * Service Class shares commenced operations May 1, 2003.

(1) The historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.10%
-------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.15%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 86     $268      $466      $1,037
Service Class                    $112     $350      $606      $1,340
---------------------------------------------------------------------

                                      ATST
                    TGO- 3 Transamerica Growth Opportunities

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

INVESTMENT ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.80% of the first $250 million; 0.75% of assets over $250 million up to $500 million; and 0.70% over $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.40% of the first $100 million of the portfolio's average daily net assets; and 0.35% of the portfolio's average daily net assets over $100 million.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

KIRK J. KIM, CFA, is a Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining the Transamerica organization, he worked as a Securities analyst for The Franklin Templeton Group. He joined the Transamerica organization in 1997. Mr. Kim holds a B.S. in finance from the University of Southern California.

EDWARD S. HAN is Vice President and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the fixed income discipline. He joined the Transamerica organization in 1998. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TGO- 4 Transamerica Growth Opportunities

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                      -----------------------------------------------------------------------------------------------------------
                                             INVESTMENT OPERATIONS                          DISTRIBUTIONS
                      NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
          FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
           PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
          ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $12.57        $   --           $ 2.09         $ 2.09       $  --       $  --         $  --        $14.66
         12/31/2003      9.58         (0.02)            3.01           2.99          --          --            --         12.57
         12/31/2002     11.18         (0.05)           (1.55)         (1.60)         --          --            --          9.58
         12/31/2001     10.00         (0.01)            1.19           1.18          --          --            --         11.18
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $12.54        $(0.04)          $ 2.11         $ 2.07       $  --       $  --         $  --        $14.61
         12/31/2003      9.87         (0.02)            2.69           2.67          --          --            --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                               RATIO OF
                                                 NET           EXPENSES             NET
                                               ASSETS,        TO AVERAGE         INVESTMENT
                  FOR THE                      END OF        NET ASSETS(f)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(b)    RETURN(c)(g)     (000'S)     NET(d)   TOTAL(e)   NET ASSETS(f)     RATE(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       16.63 %     $416,126      0.88%     0.88%           -- %         63%
                 12/31/2003       31.21        242,433      0.90      0.90         (0.16)          23
                 12/31/2002      (14.31)        95,613      1.12      1.12         (0.49)          14
                 12/31/2001       11.80          5,581      1.20      5.89         (0.47)           4
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       16.51 %     $  7,545      1.14%     1.14%        (0.31)%         63%
                 12/31/2003       27.05            619      1.15      1.15         (0.22)          23
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-May 2, 2001
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                    TGO- 5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

(TRANSAMERICA LOGO)   Transamerica Value Balanced

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks preservation of capital and competitive investment returns. [CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC,
(TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up/top-down" screening process to identify stocks that are statistically undervalued and fit our macro-investment thesis. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "overreacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000 Value Index (Russell 1000 Value), a widely recognized unmanaged index of market performance.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

                                      ATST
                       TVB- 1 Transamerica Value Balanced

VALUE RISK

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed income security generally decreases as interest rates rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the fund may incur substantial losses

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance, the Russell 1000 Value Index, a widely recognized unmanaged index of market performance, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values and the Lehman Brothers Intermediate U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                    20.09%
1996                    14.42%
1997                    16.59%
1998                     8.33%
1999                    (5.64)%
2000                    17.55%
2001                     2.16%
2002                   (13.82)%
2003                    20.16%
2004                     9.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/2003
Lowest:   (12.82)%       Quarter ended  9/30/2002

                                      ATST
                       TVB- 2 Transamerica Value Balanced

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                            SINCE INCEPTION
                       1 YEAR    5 YEARS   (JANUARY 3, 1995)
                       ------    -------   -----------------
Initial Class           9.96%    6.46%            8.40%
Service Class           9.83%      N/A           15.24%
Russell 1000 Value
  Index                16.49%    5.27%           13.82%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index                 3.04%    7.21%            7.15%

* Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price.
As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.10%
                                  ------------------
TOTAL                              0.83%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.83%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.


EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 85     $265      $460      $1,025
Service Class                    $111     $347      $601      $1,329
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% over $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 1150 S. Olive Street, Ste. 2700, Los Angeles, CA 90015

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.35% of the first $500 million; 0.325% of assets over $500 million up to $1 billion; and 0.30% of the portfolio's average daily net assets over $1 billion, less 50% of any amount reimbursed pursuant to the fund's expense limitation.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

                                      ATST
                       TVB- 3 Transamerica Value Balanced

PORTFOLIO MANAGERS:

The Lead Manager has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the sub-adviser's senior officers.

LEAD EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA. Mr. Riazzi is Chief Executive Officer and Portfolio Manager at Transamerica Investment Management, LLC. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining the Transamerica organization in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

LEAD FIXED INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA. Ms. Hu is Senior Vice President and Head of Fixed Income Investments at Transamerica Investment Management, LLC. Ms. Hu is Lead Portfolio Manager of the Transamerica Premier Bond Fund and Co-Manager of the Transamerica Premier Balanced Fund. She also manages sub-advised funds and institutional separate accounts in the fixed income disciplines. Prior to joining the Transamerica organization in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

PORTFOLIO MANAGER: GARY U. ROLLE, CFA. Mr. Rolle is President and Chief Investment Officer of Transamerica Investment Management, LLC. Mr. Rolle is the equity Co-Manager of the Transamerica Premier Balanced Fund. Mr. Rolle also manages sub-advised funds and institutional separate accounts in the growth discipline. He joined the Transamerica organization in 1967. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TVB- 4 Transamerica Value Balanced

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2004    $12.41         $0.36           $ 0.86         $ 1.22       $(0.15)    $    --       $(0.15)        $13.48
         12/31/2003     10.66          0.30             1.81           2.11        (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33            (2.20)         (1.87)       (0.28)      (0.48)       (0.76)         10.66
         12/31/2001     13.19          0.36            (0.07)          0.29        (0.19)         --        (0.19)         13.29
         12/31/2000     12.13          0.43             1.68           2.11        (0.55)      (0.50)       (1.05)         13.19
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2004    $12.74         $0.37           $ 0.87         $ 1.24       $(0.12)    $    --       $(0.12)        $13.86
         12/31/2003     11.08          0.18             1.52           1.70        (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000'S)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        9.96 %     $525,519      0.84%     0.84%         2.88%           98%
                 12/31/2003       20.16        249,184      0.82      0.82          2.68            53
                 12/31/2002      (13.82)       247,459      0.83      0.83          2.84           123
                 12/31/2001        2.16        235,355      0.89      0.89          2.70            54
                 12/31/2000       17.55        215,675      0.87      0.87          3.42            20
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        9.83 %     $  3,711      1.10%     1.10%         2.81%           98%
                 12/31/2003       15.40            462      1.09      1.09          2.26            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-January 3, 1995
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                       TVB- 5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN LOGO) Van Kampen Active International Allocation

[BULLSEYE ICON]
OBJECTIVE
---------------------------
This portfolio seeks to provide long-term capital appreciation.

[CHESS PIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the Portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

MARKET RISK

The portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a country, sector or a company may deteriorate. In addition, an assessment by the portfolio's sub-adviser of particular companies may

                                      ATST
              VKAIA- 1 Van Kampen Active International Allocation prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The portfolio could also miss attractive investment opportunities if its sub-adviser underweights certain international equity markets or industries where there are significant returns, and could lose value if the sub-adviser overweights certain international equity markets or industries where there are significant declines.

Stocks purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the portfolio's shares.

FOREIGN INVESTMENT RISK

Investments in foreign securities including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

- changes in currency values

- currency speculation

- currency trading costs

- different accounting and reporting practices

- less information available to the public

- less (or different) regulation of securities markets

- more complex business negotiations

- less liquidity

- more fluctuations in prices

- delays in settling foreign securities transactions

- higher costs for holding shares (custodial fees)

- higher transaction costs

- vulnerability to seizure and taxes

- political instability and small markets

- different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.

(GRAPH ICON)
PAST PERFORMANCE (1)
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the Morgan Stanley

                                      ATST
              VKAIA- 2 Van Kampen Active International Allocation

Capital International-Europe, Australasia & Far East Index, a widely recognized unmanaged index of market performance, which includes stocks traded on 16 exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service
Class shares have higher expenses (and
therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN

(per calendar year)

                              [PERFORMANCE GRAPH]

1995                    10.37%
1996                    15.23%
1997                     2.54%
1998                    15.44%
1999                    32.35%
2000                   -18.26%
2001                   -22.96%
2002                   -16.97%
2003                    32.81%
2004                    16.04%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended  9/30/2002

                         AVERAGE ANNUAL TOTAL RETURNS*

                  (For Calendar Year ended December 31, 2004)

                                                 10 YEARS OR
                                                    SINCE
                             1 YEAR   5 YEARS     INCEPTION
                             ------   --------   -----------
Initial Class                16.04%    (4.23)%       4.46%
Service Class                15.71%      N/A        29.64%
Morgan Stanley Capital
  International -- Europe,
  Australasia & Far East
  Index                      20.70%    (0.80)%       6.45%

*    Service Class shares commenced operations May 1, 2003.
(1) This historical financial information and performance for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio sub-adviser since May 1, 2002.


[MONEY ICON]
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)
% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.22%      0.22%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.13%      0.13%
                                          ------------------
NET OPERATING EXPENSES                      0.94%      1.19%
------------------------------------------------------------

(a) Projected annual fund operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004, and the current contractual advisory fees and/or expense limits.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.

                                      ATST
              VKAIA- 3 Van Kampen Active International Allocation

(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 0.94%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 96     $327      $578      $1,294
Service Class                    $121     $406      $711      $1,579
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: As a percentage of the portfolio's average daily net assets: 0.85% of the first $250 million; and 0.80% of assets over $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., an affiliate of Van Kampen Asset Management Inc., does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen." 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
0.45% up to $250 million; 0.40% over $250 million up to $500 million; and 0.35% of assets in excess of $500 million.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets, after reimbursement and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
              VKAIA- 4 Van Kampen Active International Allocation

[MONEY ICON]
FINANCIAL HIGHLIGHTS
--------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(a)
                        -----------------------------------------------------------------------------------------------------------
                                               INVESTMENT OPERATIONS                          DISTRIBUTIONS
                        NET ASSET   -------------------------------------------   -------------------------------------   NET ASSET
            FOR THE      VALUE,          NET         NET REALIZED                  FROM NET    FROM NET                    VALUE,
             PERIOD     BEGINNING    INVESTMENT     AND UNREALIZED     TOTAL      INVESTMENT   REALIZED       TOTAL          END
            ENDED(B)    OF PERIOD   INCOME (LOSS)    GAIN (LOSS)     OPERATIONS     INCOME      GAINS     DISTRIBUTIONS   OF PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2004    $ 9.98         $0.11           $ 1.45         $ 1.56       $(0.24)     $   --       $(0.24)       $11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
           12/31/2001     15.18          0.03            (3.09)         (3.06)          --       (2.96)       (2.96)         9.16
           12/31/2000     20.88          0.03            (3.68)         (3.65)       (0.03)      (2.02)       (2.05)        15.18
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2004    $10.00         $0.05           $ 1.48         $ 1.53       $(0.21)     $   --       $(0.21)       $11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------------------
                                                 NET       RATIO OF EXPENSES        NET
                                               ASSETS,        TO AVERAGE         INVESTMENT
                  FOR THE                      END OF        NET ASSETS(f)     INCOME (LOSS)    PORTFOLIO
                   PERIOD        TOTAL         PERIOD      -----------------     TO AVERAGE     TURNOVER
                  ENDED(b)    RETURN(c)(g)     (000'S)     NET(d)   TOTAL(e)   NET ASSETS(f)     RATE(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004       16.04 %     $151,185      0.99%     1.12%         1.13%           63%
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
                 12/31/2001      (22.96)       123,986      1.01      1.09          0.26            39
                 12/31/2000      (18.26)       186,664      0.98      1.07          0.15            63
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004       15.71 %     $  2,293      1.24%     1.37%         0.50%           63%
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2004 and December 31, 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
              VKAIA- 5 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in smaller and medium-sized, less established companies in exchange for potentially higher capital appreciation; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of emerging growth companies.

(VAN KAMPEN LOGO) Van Kampen Emerging Growth

[BULLSEYE ICON]
OBJECTIVE
---------------------------

This portfolio seeks capital appreciation.

[CHESSPIECE ICON]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------------------------------

The portfolio's sub-adviser, Van Kampen Asset Management (VKAM), seeks to achieve the portfolio's objective by investing:

At least 65% of the portfolio's total assets in common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that VKAM believes: have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated management, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies. Investing in emerging growth companies involves risks not ordinarily associated with investments in other companies.

VKAM may utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. VKAM may invest up to 25% of the portfolio's total assets in securities of foreign issuers.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, VKAM believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equalize" the cash portion of its assets and obtain performance that is equivalent to investing 100% in equity securities.

[STOPLITE ICON]
PRIMARY RISKS
---------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

 - Tax considerations

EMERGING GROWTH COMPANIES

Companies that VKAM believes are emerging growth companies are often companies with accelerating or higher than average rates of earnings growth, or companies with new or limited products, services, markets, distribution channels or financial resources, or the management of such companies may be dependent upon one or a few key people,

                                      ATST
                       VKEG- 1 Van Kampen Emerging Growth
or the companies have other special circumstances. The stocks of emerging growth companies can be subject to more abrupt or erratic market movements than the stock market in general.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO!

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A -- Explanation of Strategies and Risks."

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). In addition, investors should note that the fund publishes its holdings on its website at www.transamericaseriestrust.com approximately 30 days after the end of each calendar quarter. Such information will remain on line for six months and will be available on July 30, 2005.


[GRAPH ICON]
PAST PERFORMANCE
-----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              [PERFORMANCE GRAPH]

1995                                     46.79%
1996                                     18.88%
1997                                     21.45%
1998                                     37.33%
1999                                    105.16%
2000                                    (11.92)%
2001                                    (33.23)%
2002                                    (33.06)%
2003                                     28.15%
2004                                      7.14%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                         AVERAGE ANNUAL TOTAL RETURNS*
                  (For Calendar Year ended December 31, 2004)

                                                10 YEARS
                                                OR SINCE
                             1 YEAR   5 YEARS   INCEPTION
                             ------   -------   ---------
Initial Class                 7.14%   (11.58)%     11.76%
Service Class                 6.92%      N/A       16.22%
S&P 500 Composite Stock
  Price Index                10.87%    (2.30)%     10.91%

* Service Class shares commenced operations of May 1, 2003.

(MONEY ICON)
EXPENSES
--------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fee or charges imposed by your product.

                                      ATST
                       VKEG- 2 Van Kampen Emerging Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a) (expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.10%
                                 ------------------
TOTAL                              0.89%      1.15%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.89%      1.15%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2004.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2006. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc. (TFAI) through April 30, 2006 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if in any month the estimated annualized portfolio operating expenses are less than 1.00%.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 91     $284      $493      $1,096
Service Class                    $117     $365      $633      $1,398
---------------------------------------------------------------------

[BRIEFCASE ICON]
MANAGEMENT
--------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: as a percentage of the portfolio's average daily net assets: 0.80%

SUB-ADVISER: Van Kampen Asset Management, an affiliate of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives monthly compensation from the investment adviser at the annual rate of a specified percentage of the portfolio's average daily net assets. The sub-advisory fee for the portfolio is:
50% of the fees received by the investment adviser, less 50% of excess reimbursements.

For the fiscal year ended December 31, 2004, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets, after reimbursements and/or fee waivers, if applicable.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal half-year ending June 30, 2005.

PORTFOLIO MANAGERS:

The Portfolio is managed by VKAM's Multi-Cap Growth team. Current members of the team include Gary Lewis, Managing Director, Dudley Brickhouse, Executive Director, Janet Luby, Executive Director, David Walker, Executive Director, Matthew Hart, Vice President, and Scott Miller, Associate.

Gary Lewis is the lead portfolio manager and has been with the sub-adviser since 1986 and has managed the portfolio since 1993. Dudley Brickhouse has been with the sub-adviser and managed the portfolio since 1997. Janet Luby has been with the sub-adviser and managed the portfolio since 1995. David Walker has been with the sub-adviser since 1990 and has managed the portfolio since 1996. Matthew Hart has been with the sub-adviser since 1997 and has managed the portfolio since 2000. Scott Miller has been with the sub-adviser and managed the portfolio since 2001. Prior to that he was a student at the University of Chicago Graduate Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       VKEG- 3 Van Kampen Emerging Growth

[MONEY ICON]
FINANCIAL HIGHLIGHTS
---------------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2004 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2004 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a Share Outstanding Throughout Each Period(a)
                     -----------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For The      Value,          Net         Net Realized                  From Net      Net                       Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
--------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2004    $16.66        $ 0.01           $ 1.18         $ 1.19       $   --     $    --       $    --       $17.85
        12/31/2003     13.00         (0.06)            3.72           3.66           --          --            --        16.66
        12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --         (0.01)       13.00
        12/31/2001     29.66          0.01            (9.84)         (9.83)       (0.02)      (0.37)        (0.39)       19.44
        12/31/2000     46.01         (0.13)           (4.55)         (4.68)       (0.41)     (11.26)       (11.67)       29.66
--------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2004    $16.63        $ 0.01           $ 1.14         $ 1.15       $   --     $    --       $    --       $17.78
        12/31/2003     13.83         (0.06)            2.86           2.80           --          --            --        16.63
--------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                           Ratio of Expenses
                                             Net Assets,      To Average       Net Investment
                  For The                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     To Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2004        7.14 %    $  702,974     0.89%     0.89%         0.09 %         170%
                 12/31/2003       28.15         762,732     0.86      0.86         (0.39)          171
                 12/31/2002      (33.06)        652,427     0.88      0.88         (0.27)          231
                 12/31/2001      (33.23)      1,077,677     0.92      0.92          0.06           178
                 12/31/2000      (11.92)      1,840,848     0.85      0.85         (0.26)          121
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2004        6.92 %    $    2,971     1.15%     1.15%         0.06 %         170%
                 12/31/2003       20.25             548     1.12      1.12         (0.61)          171
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception dates of the Trust's share classes are as follows:
     Initial Class-March 1, 1993
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized for periods of less than one year.

                                      ATST
                       VKEG- 4 Van Kampen Emerging Growth

Additional Information -- All Portfolios


[QUESTION ICON]
REGULATORY PROCEEDINGS
---------------------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), and certain employees and affiliates of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.
[QUESTION ICON]
MANAGEMENT
--------------------------------

The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

Transamerica Fund Advisors, Inc., located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the Trust's investment adviser since 1997. The investment adviser is directly owned by Western Reserve (78%) and AUSA Holding Company (22%), both of which are indirect wholly-owned subsidiaries of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group.

Subject to the supervision of the Trust's Board, the investment adviser is responsible for furnishing continuous advice and recommendations to the Trust as to the acquisition, holding or disposition of any or all of the securities or other assets which the portfolios may own or contemplate acquiring from time to time; causing its officers to attend meetings and furnishing oral or written reports, as the Trust may reasonably require, in order to keep the Trust's Board and appropriate officers of the Trust fully informed as to the conditions of the investment portfolio of each portfolio, the investment recommendations of the investment adviser, and the investment considerations which have given rise to those recommendations; supervising the purchase and sale of securities of the portfolios as directed by the appropriate officers of the Trust; and maintaining all books and records required to be maintained by the investment adviser.

The Trust has received an order from the Securities and Exchange Commission that permits the Trust and the investment adviser, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

   In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio

                   1 Additional Information -- All Portfolios

(expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days prior notice before making changes to such a policy.

[QUESTIONMARK ICON]
OTHER INFORMATION
------------------------------------------

SHARE CLASSES

ATST has two classes of shares an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2006. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the net asset value (NAV) per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Day, President's Day,

                   2 Additional Information -- All Portfolios

Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the share price determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the share price at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the ATST Asset Allocation portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the ATST Asset Allocation portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number or shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the Nasdaq Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends

                   3 Additional Information -- All Portfolios and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and the annuity contracts.

Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each portfolio. Each portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor," rules described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

Section 817(h) also provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are treated as a single investment. In addition, each U.S. government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. If a portfolio does not satisfy the section 817(h) requirements, the separate accounts, the insurance companies, the policies and the annuity contracts may be taxable. See the prospectuses for the policies and annuity contracts.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with AFSG Securities Corporation (AFSG) located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. AFSG is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2006. You will receive written notice prior to the

                   4 Additional Information -- All Portfolios payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION ARRANGEMENTS

The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, Transamerica Occidental Life Insurance Company and Transamerica Life Insurance and Annuity Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, AFSG and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These methods do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL, and TFAI's business profits (from managing the portfolios) may directly benefit WRL. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, the Transamerica Insurance Companies and/or AFSG, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may provide cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares).

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fee and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provides incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investors may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Investors also should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

MARKET TIMING/EXCESSIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include

                   5 Additional Information -- All Portfolios switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. As money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares may disrupt portfolio management by adversely impacting the ability of the portfolio sub-adviser to invest assets in an orderly, long-term manner, and generate forced and unplanned portfolio turnover, lost opportunity costs and large asset swings that decrease the portfolio's ability to provide maximum investment return to all investors. Also, a portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. These costs are generally borne by all shareholders, including long-term investors who do not generate these costs. Ultimately, this practice may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING OR EXCESSIVE TRADING. The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor short-term and frequent trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing or excessive trading activity by their customers, and that they will use their best efforts to prevent market timing or excessive trading activity that appears to be in contravention of the portfolio's policies on market timing or excessive trading as disclosed in this prospectus. In addition, each portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or excessive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). However, the portfolios reserve the right to determine less active trading to be "excessive" or related to market timing. The portfolios apply these policies and procedures to all investors on a uniform basis.

While the portfolios discourage market timing and excessive short-term trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, implementation of the portfolios restrictions against market timing and excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that insurance companies may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity. Investors should review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or excess trading.

IF YOU INTEND TO ENGAGE IN SUCH PRACTICES, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 ("1940 Act") classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Real Estate Securities, Salomon All Cap, Great Companies - America(TM), Great Companies - Technology(TM) and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Salomon All Cap, Great Companies - America(SM), Great
Companies - Technology(SM), Clarion Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act).

CONCENTRATION

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies.

INVESTING IN COMMON STOCKS

Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your portfolio holds stocks, there is a risk that some or all of them may be down in price when you choose to sell portfolio shares, causing you to lose money. This is called market risk.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES, PREFERRED STOCKS, AND BONDS

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price as the common stock does, adding to their market risk.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

 - LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

 - CURRENCY TRADING COSTS. Some funds also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The portfolio incurs costs when it converts other currencies into dollars, and vice-versa.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, portfolios are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or asses at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions and therefore they are less liquid investment than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain funds may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal that it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a portfolio, the fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, the can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mis-pricing or improper valuation or derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

INVESTING IN STOCK INDEX FUTURES

Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions;
 - imperfect correlation;

 - illiquidity;
 - tax consequences;
 - potential unlimited loss; and
 - volatile net asset value due to substantial fluctuations in the value of these futures.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED INCOME INSTRUMENTS

Some portfolios invest in "Fixed Income Instruments," which as used in the relative fund's prospectus include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

Some portfolios may invest in derivatives based on Fixed Income Instruments.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment).

Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

GENERAL OBLIGATION BONDS

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

SPECIAL REVENUE BONDS

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

PRIVATE ACTIVITY BONDS

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even though their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the Issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - a new product or process;
 - a management change;
 - a technological breakthrough;
 - an extraordinary corporate event; or
 - a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may underperform other portfolios that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented portfolios typically will underperform when value investing is in favor.

ASSET ALLOCATION FUNDS

The performance of the asset allocation portfolios is dependent largely upon the performance of the underlying portfolios in which they invest. Each underlying portfolio's performance, in turn, depends on the particular securities in which that underlying portfolio invests. Accordingly, the portfolio is subject, indirectly, to all of the risks associated with its underlying portfolios.

In addition, each asset allocation portfolio bears its pro rata share of the underlying portfolios' expenses, and is subject to the effects of business and regulatory developments that affect the underlying portfolios, and the investment company industry generally.

VARIOUS INVESTMENT TECHNIQUES

Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the portfolio's investments and are not used for leverage. Use of such strategies may result in a portfolio manager's failure to

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

achieve the fund's goals. Also, limiting losses in this manner may cap possible gains.

IPOS

Initial public offerings (IPOs) are subject to specific risks which include, among others:

 - high volatility;
 - no track record for consideration;
 - securities are less liquid; and
 - earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET, INTRANET OR SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a fund investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The portfolio may outperform or underperform other portfolios that employ a different investment style. The portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

                                  8 Appendix A

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2005, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE FUND WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE FUND ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS FUND, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)